Exhibit 10.9

HOLDBACK AGREEMENT

HOLDBACK AGREEMENT, dated as of [            ], 2015 (this “Agreement”), by and among NEP Group, Inc., a Delaware corporation (the “Company”) and the Management Stockholders. Capitalized terms used herein shall have the respective meanings set forth in Article I.

WHEREAS, pursuant to Section 3.2 of that certain Stockholders Agreement, dated as of December 24, 2012 (the “Stockholders Agreement”), by and among the Company and the stockholders party thereto, such stockholders agreed to, in connection with any Public Offering (as defined therein), and to the extent requested by the Company, or the underwriter of such offering, enter into a customary lock-up agreement requiring such Stockholder not to effect any public distribution of Common Shares, or offer or contract to sell (including any short sale), grant any option to purchase or enter into any hedging or similar transaction with the same economic effect as a sale of any Common Shares;

WHEREAS, in connection with the Company’s IPO, the consummation of which is expected to occur on or about [            ], 2015, the Company has requested that each Management Stockholder enter into this Agreement to reflect certain agreements with respect to the Common Shares.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. As used herein, “control” means, when used with respect to any specified Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and “controlling” and “controlled” shall have correlative meanings.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Applicable Law” means, with respect to any Person, any federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority or Regulatory Agency that is binding upon or applicable to such Person or its assets, as amended unless expressly specified otherwise.

“Board of Directors” means the Board of Directors of the Company.

“Business Combination” has the meaning set forth in Section 2.1(c) hereof.

“Common Shares” means the shares of common stock, par value $0.01 per share, of the Company, or any other capital stock of the Company or any other Person into which such stock is reclassified or reconstituted (whether by merger, consolidation or otherwise) (as adjusted for any stock splits, stock dividends, subdivisions, recapitalizations and the like).

“Company” has the meaning set forth in the preamble to this Agreement.

“Company EIP” means the NEP Group, Inc. Equity Incentive Plan.

“Company LTIP” means the NEP Group, Inc. 2015 Long-Term Incentive Plan.

“control” (including the terms “controlling” and “controlled”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of such subject Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

“Crestview” means Crestview NEP, L.P.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“IPO” means, with respect to the Company, the Company’s first Public Offering.

“Lock-up Restrictions” has the meaning set forth in Section 2.1(a) hereto.

“Management Stockholders” means, collectively, those Persons designated as “Management Stockholders” on the signature pages hereto and any director, employee or consultant of the Company or any of its Subsidiaries who becomes a signatory hereto from time to time pursuant to an instrument substantially in the form attached hereto as Exhibit A, and any Permitted Transferee of any of them to which Common Shares are transferred in accordance with the terms, and subject to the conditions, of this Agreement.

“Member of the Immediate Family” means, with respect to any natural Person, (a) each spouse or natural or adopted child of such Person and their issue; (b) each natural or adopted child or antecedent of any Person described in clause (a) above; (c) each trust or other estate planning vehicle created solely for the benefit of one or more of the Persons described in clauses (a) and (b) above; (d) each trustee, custodian or guardian of any property of one or more of the Persons described in clauses (a) through (c) above in his or her capacity as such trustee, custodian or guardian; and (e) the executor, administrator, testamentary trustee, legatee or beneficiary of any deceased transferor holding Common Shares in any such Person’s capacity as such.

“Permitted Transferee” means (a) any Member of the Immediate Family of such Management Stockholder; (b) a transferee of a transfer for no or nominal consideration that is approved in writing by the Board of Directors; and (c) any charitable organization, charitable remainder trust, charitable lead trust or charitable foundation created by any Management Stockholder. Notwithstanding any other provision of this Agreement to the contrary, upon the death of any Management Stockholder, to the extent necessary to pay any applicable estate taxes with respect to such Management Stockholder’s Common Shares, such deceased person’s heir or legal representative may pledge, encumber or otherwise subject such individual’s Common Shares to a security interest in connection with a bona fide loan (x) in respect of which the applicable lender has agreed to be bound by the terms and provisions of this Agreement as a Management Stockholder upon acquiring Common Shares and (y) that may be prepaid in full without penalty and, in connection therewith, any and all liens or other security interests thereon are released.

“Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Pre-IPO Company Securities” means (i) any Common Shares and (ii) any Common Shares (x) which any shares of capital stock or any other security of the Company or any of its Subsidiaries are convertible into, or exercisable or exchangeable for or (y) that are distributed in respect of the foregoing.

“Public Offering” means any offer for sale of Common Shares pursuant to an effective registration statement filed under the Securities Act, other than on Form S-8 or comparable form.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of the consummation of the IPO, among the Company, Crestview and the Management Stockholders party thereto.

“Regulatory Agency” means the Securities and Exchange Commission, any non-U.S. regulatory agency and any other regulatory authority or body (including any state or provincial securities authority and any self-regulatory organization) with jurisdiction over the Company.

“Securities Act” means the United States Securities Act of 1933.

“Stockholders Agreement” has the meaning set forth in the recitals to this Agreement.

“Subsidiaries” means, with respect to any Person, any Affiliate controlled by such Person directly or indirectly through one or more intermediaries.

“Transfer” means any offer, sale, contract to sell, grant of an option to purchase, short sale, assignment, transfer, exchange, gift, bequest, pledge or other disposition or encumbrance, direct or indirect, in whole or in part, by operation of law or otherwise. The foregoing restriction is expressly agreed to preclude the relevant person from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the referenced securities even if such securities would be disposed of by someone other than such person. Such prohibited hedging or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option) with respect to any of the referent securities or with respect to any security that includes, relates to, or derives any significant part of its value from such securities. The terms “Transferred”, “Transferring”, “Transferor”, “Transferee” and “Transferable” have meanings correlative to the foregoing.

ARTICLE II

RESTRICTIONS ON TRANSFER OF COMMON SHARES

Section 2.1. Lock-up Restrictions.

(a) Except as otherwise provided herein, the undersigned hereby agrees that, without the prior written consent of the Company, the undersigned will not directly or indirectly Transfer all or any part of his or her Pre-IPO Company Securities or any right or economic interest pertaining thereto, including the right to vote or consent on any matter or to receive or have any economic interest in distributions or advances from the Company pursuant thereto (the foregoing restrictions are hereinafter referred to as the “Lock-up Restrictions”).

(b) Notwithstanding anything herein to the contrary, the Lock-up Restrictions shall cease to apply to the Pre-IPO Company Securities as follows:

(i)	on and after the one hundred eightieth (180) day after the consummation of the IPO, the undersigned may Transfer up to 50% of his or her Pre-IPO Company Securities, to the extent such Pre-IPO Company Securities have vested;

(ii)	on and after the first (1st) anniversary of the consummation of the IPO, the Lock-up Restrictions shall no longer apply, and the undersigned may Transfer any or all of his or her remaining Pre-IPO Company Securities, to the extent such Pre-IPO Company Securities have vested

For the purposes of this Section 2.1(b), the percentage of Pre-IPO Company Securities permitted to be Transferred shall be determined based on the total number of Common Shares owned by the undersigned as of the date of the consummation of the IPO, in each case, determined on an “as-converted” basis based on the number of Common Shares, in the aggregate and without duplication, into which the Pre-IPO Company Securities owned of record thereby (whether vested or unvested) are directly or indirectly convertible or exchangeable.

(c) Notwithstanding anything herein to the contrary, the Lock-up Restrictions shall not apply to (i) Common Shares and any securities then convertible into or exchangeable for Common Shares acquired (x) in open market transactions after the consummation of the IPO or (y) pursuant to awards made after the consummation of the IPO under the Company EIP or Company LTIP, (ii) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the Transfer of Common Shares; provided, that such plan does not provide for the Transfer of Common Shares in excess of the amounts otherwise permitted pursuant to Section 2.1(b) above, (iii) the granting of a revocable proxy to officers or directors of the Company at the request of the Board of Directors in connection with actions to be taken at annual or special meetings of stockholders or in connection with any action by written consent of the stockholders solicited by the Board of Directors (at such times as action by written consent of stockholders is permitted under the certificate of incorporation of the Company), (iv) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with the Company and/or its stockholders that (A) is disclosed in writing to the Secretary of the Company, (B) either has a term not exceeding one (1) year or is terminable by the undersigned at any time and (C) does not involve any payment of cash, securities, property or other consideration to the undersigned other than the mutual promise to vote Pre-IPO Company Securities in a designated manner, (v) entering into a customary voting or support agreement (with or without granting a proxy) in connection with any merger, consolidation or other business combination of the Company, whether effectuated through one transaction or series of related transactions (including a tender offer followed by a merger in which holders of Common Shares receive the same consideration per share paid in the tender offer) (a “Business Combination”), (vi) the fact that the spouse of the undersigned possesses or obtains an interest in such holder’s Pre-IPO Company Securities arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a Transfer of such shares of Pre-IPO Company Securities, (vii) any Transfer pursuant to any Business Combination, (viii) any Transfer pursuant to a Company registration statement, upon the exercise of the Management Stockholder’s “piggyback rights” under Section 3(b) of the Registration Rights Agreement, (ix) Transfers of Pre-IPO Securities to Permitted Transferees; provided, that, such Permitted Transferee executes a Joinder Agreement in the form attached as Exhibit A to this Agreement, (x) Transfers of Pre-IPO Securities to the Company in satisfaction of tax withholding obligations, (xi) Transfers of Pre-IPO Securities pursuant to domestic relations or court orders and (xii) Transfers of Pre-IPO Securities by will or the laws of intestacy; provided, that it shall be a condition to any Transfer pursuant to clauses (ix), (x), (xi) and (xii) above that each party (Transferor or Transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act and the Exchange Act) to make, and shall agree to not voluntarily make, any filing with the Securities and Exchange Commission or public announcement of the Transfer prior to the expiration of the Lock-up Restrictions (other than a filing on Form 5 made when required); provided, further, that solely in the case of clause (x) above, in the event that a filing on Form 4 or 5 is required in connection with a forfeiture to the Company to cover tax obligations of the undersigned in connection with a vesting event, the filing shall report such transfer using transaction code “F” and shall include a footnote that such transaction was undertaken solely to satisfy such tax obligation.

(d) The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Common Shares except in compliance with the foregoing restrictions.

ARTICLE III

MISCELLANEOUS

Section 3.1. IPO. The undersigned understands that the Company is relying upon this Agreement in proceeding toward consummation of the IPO. The undersigned further understands that this Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. This Agreement shall lapse and become null and void if the IPO shall not have occurred on or before November 30, 2015 or earlier if the Company has provided written notice to the undersigned that it has determined not to pursue the IPO. Whether or not the IPO actually occurs depends on a number of factors, including market conditions.

Section 3.2. Notices. Any notice or other communication required or permitted under this Agreement shall be deemed to have been duly given and made if (a) in writing and served by personal delivery upon the party for whom it is intended; (b) delivered by facsimile with receipt confirmed; (c) delivered by certified mail, registered mail or courier service, return-receipt received by the party at the address set forth below, to the Persons indicated; or (d) delivered by electronic mail with receipt confirmed:

(a) if to the Company, to:

NEP Group, Inc.

2 Beta Drive

Pittsburgh, PA 15238

Attention: Dean Naccarato, General Counsel

Facsimile: (412) 820-6067

with a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P.

1001 Fannin St., Suite 2500

Houston, TX 77004

Attention: Alan Beck

Facsimile: (713) 615-5620

(b) if to any Management Stockholder, to the address for such Management Stockholder set forth on Schedule I hereto.

Section 3.3. Amendment and Waiver.

(a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this letter agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

Section 3.4. Binding Effect; Benefit; Assignment. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns. No party may assign, delegate or otherwise transfer any of its rights or obligations under this letter agreement without the consent of each other party hereto, except that the Company may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to any Person; provided, that such transfer or assignment shall not relieve the Company of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to the Company.

Section 3.5. Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this letter agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

Section 3.6. Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, the undersigned agrees that service of process on such party as at the address provided on the signature page hereto shall be deemed effective service of process on the undersigned.

Section 3.7. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

Section 3.8. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall be deemed entered into when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 3.9. Entire Agreement. This Agreement, together with the schedule and exhibit hereto, constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this letter agreement.

Section 3.10. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.11. Severability. If any term or provision of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms or provisions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

Section 3.12. Interpretation; Construction. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law”, “laws” or to a particular statute or law shall be deemed also to include any Applicable Law. The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed this Agreement on the date first written above.

NEP GROUP, INC.

By:
Name:
Title:

MANAGEMENT STOCKHOLDERS:

By:
Name:
Title:

[Holdback Agreement Signature Page]

Schedule I

COMMON SHARE OWNERSHIP

Management Stockholders	Number of Common Shares	Number of Stock Options
[Company to provide]

Exhibit A

FORM OF

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Joinder Agreement”) to the Holdback Agreement, dated as of [            ], 201[●] (as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Holdback Agreement”), by and among NEP Group, Inc., a Delaware corporation (the “Company”), and the Management Stockholders of the Company named therein, is made and entered into as of [            ], 201[    ], by and between the Company and the undersigned. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Holdback Agreement.

WHEREAS, the undersigned wishes to receive from [[            ] (the “Transferor Stockholder”), pursuant to a transfer permitted under the Stockholders Agreement] [the Company, pursuant to an issuance of Common Shares (as defined below)] [the Company, pursuant to an exercise of stock options in accordance with the Company EIP or the Company LTIP], [            ] shares, par value $0.01 per share, of Common Stock of the Company (the “Common Shares”);

WHEREAS, the Common Shares are subject to the terms and conditions set forth in the Holdback Agreement, and the undersigned has been given a copy of the Holdback Agreement and afforded ample opportunity to read it, and the undersigned is thoroughly familiar with its terms; and

WHEREAS, the undersigned wishes to receive such Common Shares and have the Company register the [transfer] [issuance] of such Common Shares.

NOW, THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the [Transferor Stockholder] [Company] to [transfer] [issue] such Common Shares to the undersigned and the Company to register such [transfer] [issuance], the undersigned does hereby acknowledge and agree that (i) [he/she/it] has been given a copy of the Holdback Agreement and ample opportunity to read it, and the undersigned is thoroughly familiar with its terms, (ii) the Common Shares are subject to the terms and conditions set forth in the Holdback Agreement, and (iii) the undersigned does hereby agree fully to be bound thereby as a “Management Stockholder”.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has duly executed this Joinder Agreement as of this                  day of                 , 201[●].

[ ]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

NEP GROUP, INC.

By:
Name:
Title: